AMENDED AND RESTATED
MANAGEMENT SERVICES AGREEMENT

            This Amended and Restated Management Services Agreement (the “Agreement”) is entered into this 29th day of September 2014, with an effective date of July 2, 2014 (the “Effective Date”), by and between White Mountain Titanium Corporation, a Nevada corporation (“WMTC”), and Michael P. Kurtanjek (“Mr. Kurtanjek”).

RECITALS:

            A.        WMTC entered into the original Management Services Agreement dated February 6, 2006 (the “Original Agreement”).

            B.        The Original Agreement was amended by means of four amendments dated August 31, 2007; January 10, 2008; January 1, 2010; and March 6, 2013 (the “Amended Agreement”) , copies of which amendments are attached as an addendum to this Agreement.

            C.        The parties wish to amend certain provisions of the Amended Agreement and have restated each of the remaining provisions of the Amended Agreement in this Agreement.

            NOW, THEREFORE, in consideration of the mutual terms and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            1.        Services and Duties.

                          a.        Termination of Retainer Agreement. WMTC and Mr. Kurtanjek hereby terminate the Retainer Agreement effective at the close of business on January 31, 2006.

                          b.        Title and Duties. Mr. Kurtanjek shall serve as President and COO of WMTC. He shall perform such services consistent with his position as might be assigned to him from time to time by the Board of Directors (the “Board”) and are consistent with the bylaws of WMTC. Mr. Kurtanjek shall have such responsibilities and authority as is commensurate with such office and as may be prescribed by the Board and bylaws of WMTC. The Board shall have the right to review and change the responsibilities of Mr. Kurtanjek from time to time as it may deem necessary or appropriate, provided, however, that such responsibilities shall not be inconsistent with his position as President and COO. Upon request of the Board, Mr. Kurtanjek shall perform like services for any corporation controlled by WMTC (each hereinafter a “subsidiary”). Mr. Kurtanjek shall report directly to the Chief Executive Officer of WMTC as prescribed in the Bylaws of WMTC.

                          c.        Management Services. As President and COO of WMTC, Mr. Kurtanjek shall be responsible for the technical aspects of WMTC’s Chilean mining operations and the operation of the Chilean office of the Company.

                          d.        Time Commitment. Mr. Kurtanjek shall devote not less than 95% of his entire business time, attention, skill, and effort to the performance of his duties under this Agreement for WMTC and any subsidiary.

                          e.        Conflicts of Interest. During the term of this Agreement Mr. Kurtanjek shall not carry on or be engaged in or concerned with or advise in the operating of any other business or enterprise which is in conflict with their obligations under this Agreement or in competition with WMTC or its subsidiary. Nothing contained herein shall prevent Mr. Kurtanjek from managing his own personal investments and affairs, including, but not limited to, his investment in Chinuka Limited and any subsidiary thereof.

            2.        Compensation and Reimbursable Expenses.

                          a.        Monthly Fee. In consideration of the services provided by Mr. Kurtanjek as set forth herein, WMTC shall pay to him US$20,000 per month (the “Base Salary”), which amount shall be pro rated for any partial month of service. Effective August 1, 2014 and until the month during which WMTC receives regulatory approval of the Environmental Impact Statement for its Cerro Blanco project (the “EIS”), $5,000 of the Base Salary shall not be paid but will accrue, without interest, and be paid promptly, but not later than the last business day of the calendar month next following receipt of the EIS. Payments hereunder shall be made on the first business day following the month of service.

                          b.        Out-of-Pocket Expenses. WMTC shall reimburse Mr. Kurtanjek for all reasonable travel, lodging, car rental, entertainment, and other expenses incurred or paid by him in connection with, or related to, the performance of his duties, responsibilities or services under this Agreement. Expenses shall be submitted on an expense report for payment approved by WMTC and payment of expenses shall be made by WMTC within fifteen (15) days upon presentation.

                          c.        Amended Warrants. On or about February 7, 2010, WMTC granted to Mr. Kurtanjek a five-year incentive warrant to purchase up to 1,000,000 shares of common stock of WMTC at US$1.50 per share. The parties agree that this warrant is hereby amended as follows: (i) the expiration date of the warrant is extended to December 31, 2017; (ii) the number of warrants is reduced to 300,000; and (iii) the exercise price of the warrants is reduced to US$0.65.

                          d.        Share Compensation Pool. Mr. Kurtanjek shall be entitled to participate in the annual share compensation pool.

                          e.        Bonus shares. The Company shall grant Mr. Kurtanjek a bonus of 200,000 shares upon receipt by the Company of a final feasibility study and a bonus of 200,000 shares upon the Company listing on the American Stock or other senior exchange.

            3.        Term and Renewal. The term of this Agreement shall be for a period of five years from January 1, 2010, through December 31, 2015 (the “Original Expiration Date”), unless it is terminated earlier as provided herein. Beginning on the Original Expiration Date, and on each anniversary thereafter, unless it is terminated earlier as provided herein or WMTC delivers written notice to Mr. Kurtanjek of its intention not to extend the Agreement at least six (6) months before the Original Expiration Date or each anniversary date thereafter, the term of this Agreement shall automatically be extended for additional one-year terms. The restrictive covenants in paragraph 5 hereof shall survive the termination of this Agreement.

            4.        Termination.

                          a.        Termination Without Cause. Either WMTC or Mr. Kurtanjek may terminate this Agreement at any time without cause (as defined below), provided that it or he gives written notice of termination to the other party at least six months before the date of such termination.

                          b.        Termination For Cause. WMTC shall be entitled at any time, with or without prior notice, to terminate this Agreement for cause, in which case no compensation or other fees (other than such fees that have already been earned by Mr. Kurtanjek) shall be payable to Mr. Kurtanjek after such termination. “Cause” means Mr. Kurtanjek’s (i) gross negligence in the performance or non-performance of any material duties to WMTC; (ii) commission of any material criminal act or fraud or of any act that affects adversely the reputation of WMTC; (iii) habitual neglect of Mr. Kurtanjek’s duties that are required to be performed under this Agreement; (iv) dishonesty; or (v) gross misconduct. Such termination shall not prejudice any other remedy under law or equity of WMTC and the failure of WMTC to terminate Mr. Kurtanjek when cause exists shall not constitute the waiver of WMTC’s right to terminate this Agreement at a later time. Termination under this paragraph shall be considered for cause for purposes of this Agreement.

            4A.      Termination Upon Change of Control

                          In the event of termination upon a change of control of WMTC, the following provisions shall apply:

                          (a)        “Termination Upon Change of Control” means:

            (i) any termination of the employment of Mr. Kurtanjek by WMTC without cause during the period commencing on or after the date that WMTC first publicly announces a definitive agreement that would result in a Change of Control (as defined below), even though still subject to approval by WMTC’s stockholders and other conditions and contingencies; or

            (ii) any resignation by Mr. Kurtanjek based on a diminution of responsibilities where (1) such diminution of responsibilities occurs during the period commencing on or after the date that WMTC first publicly announces a definitive agreement that would result in a Change of Control (as defined below), even though still subject to approval by WMTC’s stockholders and other conditions and contingencies, and ending on the date which is twelve (12) months following the Change of Control, and (2) such resignation occurs within one-hundred and twenty (120) days following such diminution of responsibilities.

                          (b)        The term “Termination Upon Change of Control” shall not include any other termination, including a termination of Mr. Kurtanjek (i) by WMTC for cause; (ii) by WMTC as a result of the disability of party; (iii) as a result of the death of the party; or (iv) as a result of the voluntary termination of employment by the party for reasons other than a diminution of responsibilities.

                          (c)        “Change of Control” means:

            (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than a trustee or other fiduciary holding securities of WMTC under an employee benefit plan of WMTC, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of WMTC representing 30% or more of (A) the outstanding shares of common stock of WMTC or (B) the combined voting power of WMTC’s then-outstanding securities;

            (ii) WMTC is party to a merger or consolidation, or series of related transactions, which results in the voting securities of WMTC outstanding immediately prior thereto failing to continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving or another entity) at least fifty (50%) percent of the combined voting power of the voting securities of WMTC or such surviving or other entity outstanding immediately after such merger or consolidation;

            (iii) the sale or disposition of all or substantially all of WMTC’s assets (or consummation of any transaction, or series of related transactions, having similar effect);
            (iv) there occurs a change in the composition of the Board of Directors of WMTC within a two-year period, as a result of which fewer than a majority of the directors are incumbent directors;
            (v) the dissolution or liquidation of WMTC; or
            (vi) any transaction or series of related transactions that has the substantial effect of any one or more of the foregoing.

                          (d)        In the event of termination upon a Change of Control, Mr. Kurtanjek shall receive the following compensation: (i) immediate payment of a severance amount equal to three times the highest annual base cash compensation paid Mr. Kurtanjek; (ii) the immediate vesting of any outstanding unvested options, warrants, or other convertible instruments and the immediate vesting of any unvested shares held by Mr. Kurtanjek; (iii) the pro rata amount of any bonuses or share compensation pool for which Mr. Kurtanjek is eligible; (iv) the extension of the exercise period of any options, warrants, or other convertible instrument for at least six months following such termination.

            5.        Confidential Information. Mr. Kurtanjek recognizes and acknowledges that certain information, including, but not limited to, information pertaining to the financial condition of WMTC, its systems, methods of doing business, agreements with customers or suppliers, or other aspects of the business of WMTC or which are sufficiently secret to derive economic value from not being disclosed (hereinafter “Confidential Information”) may be made available or otherwise come into the possession of Mr. Kurtanjek by reason of this engagement with WMTC. Accordingly, Mr. Kurtanjek agrees that he will not (either during or after the term of this engagement with WMTC) disclose any Confidential Information to any person, firm, corporation, association, or other entity for any reason or purpose whatsoever or make use to his personal advantage or to the advantage of any third party, of any Confidential Information, without the prior written consent of WMTC. Mr. Kurtanjek shall, upon termination of this engagement, return to WMTC all documents which reflect Confidential Information (including copies thereof). Notwithstanding anything heretofore stated in this paragraph, Mr. Kurtanjek’s obligations under this Agreement shall not, after the termination of his engagement with WMTC, apply to information which has become generally available to the public without any action or omission of Mr. Kurtanjek (except that any Confidential Information which is disclosed to any third party by an employee or representative of WMTC who is authorized to make such disclosure shall be deemed to remain confidential and protectable under this provision).

            6.        Independent Contractor. Mr. Kurtanjek agrees that in performing this Agreement, it is acting as an independent contractor and not as employee or agent of WMTC. As an independent contractor, Mr. Kurtanjek shall not be eligible for any benefits which WMTC may provide to its employees. All persons, if any, hired by Mr. Kurtanjek to perform this Agreement shall be employees of Mr. Kurtanjek and shall not be construed as employees or agents of WMTC in any respect. Mr. Kurtanjek shall be responsible for all taxes, insurance and other costs and payments legally required to be withheld or provided in connection with Mr. Kurtanjek’s performance of this Agreement, including without limitation, all withholding taxes, worker’s compensation insurance, and similar costs.

            7.        Miscellaneous Provisions.

                          a.        Notice. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing (including electronic format) and shall be effective (i) upon delivery in person (including by reputable express courier service) at the address set forth below; (ii) upon delivery by facsimile (as verified by a printout showing satisfactory transmission) at the facsimile number designated below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); (iii) by electronic mail (as verified by a printout showing satisfactory transmission) at the electronic mail address set forth below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); or (iv) upon three business days after mailing with the United States Postal Service if mailed from and to a location within the continental United States by registered or certified mail, return receipt requested, addressed to the address set forth below. Any party hereto may from time to time change its physical or electronic address or facsimile number for notices by giving notice of such changed address or number to the other party hereto in accordance herewith.

If to WMTC at:	Augusto Leguia 100, Oficina 812
Las Condes, Santiago
Chile
Attention:
Facsimile No.:
Email Address:

With a copy (which shall not constitute notice) to:	Ronald N. Vance
The Law Office of Ronald N. Vance & Associates,
P.C.
1656 Reunion Avenue
Suite 250
South Jordan, UT 84095
Facsimile No. (801) 446-8803
Email Address: ron@vancelaw.us

If to Mr. Kurtanjek at:	9 Church Lane
Copthorne
West Sussex, England
RH10 3PT
Facsimile No.: FAX: +44 (1342) 717109
Email Address: mpk@wmtcorp.com

                          b.        Attorneys’ Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties will be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

                          c.        Additional Remedies. Mr. Kurtanjek acknowledges and agrees that, in the event it shall violate any of the restrictions of paragraph 5 hereof, WMTC will be without adequate remedy at law and will therefor be entitled to enforce such restrictions by temporary or permanent injunctive or mandatory relief obtained in an action or may have at law or in equity, and Mr. Kurtanjek hereby consents to the jurisdiction of such court for such purpose, provided that reasonable notice of any proceeding is given, it being understood that such injunction shall be in addition to any remedy which WMTC may have at law or otherwise.

                          d.        Entire Agreement; Modification; Waiver. This Agreement constitutes the entire agreement between or among the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement will be binding unless executed in writing by all the parties or the applicable parties to be bound by such amendment. No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver.

                          e.        Survival of Covenants, Etc. All covenants, representations and warranties made herein shall survive the making of this Agreement and shall continue in full force and effect for a period of two years from the termination date of this Agreement, at the end of which period no claim may be made with respect to any such covenant, representation, or warranty unless such claim shall have been asserted in writing to the indemnifying party during such period.

                          f.        Assignment. This Agreement, as it relates to the engagement of Mr. Kurtanjek, is a personal contract and the rights and interests of Mr. Kurtanjek hereunder may not be sold, transferred, assigned, pledged or hypothecated, without the prior written consent of WMTC, which consent may be withheld for any reason.

                          g.        Binding on Successors. This Agreement will be binding on, and will inure to the benefit of, the parties to it and their respective heirs, legal representatives, successors, and assigns.

                          h.        Governing Law and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, U.S.A., without reference to the choice of law principals thereof. The parties hereto irrevocably submit to the jurisdiction of the Courts of the State of Nevada, U.S.A., located in Clark County and the United States District Court of Nevada in any action arising out of or relating to this Agreement, and hereby irrevocably agree that all claims in respect of such action may be heard and determined in such state or federal court. The parties hereto irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment.

                          i.        Rights Are Cumulative. The rights and remedies granted to the parties hereunder shall be in addition to and cumulative of any other rights or remedies either may have under any document or documents executed in connection herewith or available under applicable law. No delay or failure on the part of a party in the exercise of any power or right shall operate as a waiver thereof nor as an acquiescence in any default nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right.

                          j.        Severability. If any provision of this Agreement is held invalid or unenforceable by any court of final jurisdiction, it is the intent of the parties that all other provisions of this Agreement be construed to remain fully valid, enforceable, and binding on the parties.

                          k.        Drafting. This Agreement was drafted with the joint participation of the parties and/or their legal counsel. Any ambiguity contained in this Agreement shall not be construed against any party as the draftsman, but this Agreement shall be construed in accordance with its fair meaning.

                          l.        Headings. The descriptive headings of the various paragraphs or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

                          m.        Number and Gender. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine, or the neuter gender shall include the masculine, feminine, and neuter.

                          n.        Counterparts; Facsimile Execution. This Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one instrument. Delivery of an executed counterpart of this Agreement by facsimile or email shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or email also shall deliver a manually executed counterpart of this Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

                          o.        Full Knowledge. By their signatures, the parties acknowledge that they have carefully read and fully understand the terms and conditions of this Agreement, that each party has had the benefit of counsel, or has been advised to obtain counsel, and that each party has freely agreed to be bound by the terms and conditions of this Agreement.

            IN WITNESS WHEREOF, each of the parties hereto has executed this Amended and Restated Management Services Agreement the respective day and year set forth below.

White Mountain Titanium Corporation

Date: September 29, 2014	By	/s/ Kin Wong
Kin Wong, CEO

Date: September 29, 2014		/s/ Michael P. Kurtanjek
Michael P. Kurtanjek, Individually